                             Exhibit 99.1

INCOME STATEMENT


                                     Three Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended
($ IN THOUSANDS)                       March 31, 2000   December 31, 1999  September 30, 1999   June 30, 1999      March 31, 1999
Interest income                         $51,737            50,669               48,478              44,236              40,480
Interest expense                         32,145            32,390               29,926              26,316              24,274
Net interest income before provision     19,592            18,279               18,552              17,920              16,206
Provision for loan losses                   565             1,035                1,035                 880                 675
Net interest income after provision      19,027            17,244               17,517              17,040              15,531

Non interest income
  Mortgage banking income                 1,084                692                  97                 677               2,268
  Retail banking fees                     4,866              4,634               4,472               3,865               3,079
  Insurance, annuity and mutual fund fees 2,169              1,885               2,231               2,168               1,975
  Other                                     484                566                 809               1,838                 975
Total non interest income                 8,603              7,777               7,609               8,548               8,297

Non interest expense
  Compensation and benefits              11,037             11,803              10,917              10,927              11,040
  Occupancy and equipment                 3,609              2,723               3,482               3,439               3,344
  Restructuring charge                    7,057               -                   -                   -                   -
  Other                                   5,772              5,407               5,887               5,883               5,241
Total non interest expense               27,475             19,933              20,286              20,249              19,625
Income before taxes                         155              5,088               4,840               5,339               4,203
Income tax expense                           54              1,359               1,890               2,011               1,603
Net income                              $   101              3,729               2,950               3,328               2,600

EPS:  Basic                               $0.01               0.42                0.34                0.38                0.30
      Diluted                             $0.01               0.40                0.32                0.37                0.29
EPS without restructuring charges:
      Basic                               $0.53
      Diluted                             $0.51

Note: Certain reclassifications have been made to prior period amounts to conform to the current period.

BALANCE SHEET

(In thousands)                   March 31, 2000  December 31, 1999  December 31, 1998  December  31, 1997
Assets
  Cash and equivalents              $ 57,844         42,717              44,808             40,306
  Securities available for sale      943,435        937,299             889,251            499,380
  Loans held for sale                 49,384         82,709              54,188               -
  Debt securities held to maturity      -              -                   -                66,404
  Mortgage-backed securities
    held to maturity                    -              -                   -               163,057
  Loans receivable, net            1,805,182      1,790,126           1,296,702          1,138,253
  Premises and equipment              35,002         35,928              39,209             27,062
  Other assets                        75,065         77,071              71,365             40,428
Total assets                      $2,965,912      2,965,850           2,395,523          1,974,890

Liabilities and Equity
  Deposits                        $2,150,944      2,080,613           1,722,710          1,365,012
  Borrowed funds                     630,703        698,948             415,362            441,810
  Other liabilities                   31,240         30,422             112,600             30,219
                                   2,812,887      2,809,983           2,250,672          1,837,041
  Capital securities                  50,284         50,284              24,984             24,984
Total liabilities                  2,863,171      2,860,267           2,275,656          1,862,025
Total equity                         102,741        105,583             119,867            112,865
Total Liabilities and Equity      $2,965,912      2,965,850           2,395,523          1,974,890

SIGNIFICANT EVENTS



-  Residential Mortgage Division
   Sale of parts
   M&T Mortgage Corp.  -  All but Fishkill, NY
   Proposed sale of Fishkill, NY  -  Target closing: May 1, 2000

- Reduce operating expenses through reduction in workforce and elimination of other discretionary expenses.

-  Board expansion ! Richard Lashley/Garrett Goodbody

MORTGAGE BANKING

Return to Profitability

- Continue to service customers with private label mortgage product.

- Purchase agreement with M&T Mortgage Corp. gives Haven option to buy mortgage product for portfolio.

-  Portfolio consists primarily of the following:

MBS Fixed and Adjustable                     56%
Residential 1-4 family Mortgage Loans        22%
Multifamily*                                 10%
Commercial*                                  12%
                                            100%



* Projected 2000 commercial/multi-family originations $175 million.

MORTGAGE BANKING



1999 direct expenses, net of capitalized
   origination costs                           $11.1 million

2000 projected direct expenses, net of
capitalized origination costs                    3.7 million*
                                                ----
2000 expected cost savings                       7.4 million
                                                ====







* Direct expenses in 1Q 2000, net of capitalized origination costs were $2.2 million.

MORTGAGE BANKING

Financial Impact

                          Pre-Restructuring   Post-Restructuring*

Pre-tax Net Income:
  1st Quarter 2000        ($1,100,000)         ($150,000)

Incremental Profitability                       $950,000

     Profitability                                    86%
     Improvement



After tax annual value                       $2,500,000
                                             $0.27/share


* Represents quarterly run rate after restructuring is complete.

Operating Expenses Reduction

                                 Operating     Salary
                                 Expense         and       Employee
                                 Reductions    Benefits    Change

FY 2000                          $1,500,000    $5,000,000   -140


After tax annual value                       $4,225,000
                                             $0.46/share

-  Elimination of 70 FTEs on 3/31/00

-  Remainder through attrition and hiring freeze

-  Headcount at 12/31/99                985
   Headcount at 3/31/00                 765
                                        ---
   Reduction                            220
                                        ===

RETAIL BANKING STRATEGY




-  Liability Management

-  Customer penetration

-  Cost Control

In-Store Performance Analysis ($ in Thousands)

                                 3Q ' 99     4Q '99     1Q '00

Net interest income               $4,990     $5,277     $5,539

Fee income                         4,614      4,434      4,659

Operating expenses
(including allocated overhead)     9,001      9,036      9,184

Pre-tax income                    $  603     $  675     $1,014

# of branches                         61         63         62

Liability balance               $778,144   $842,333   $898,532

Cost of deposits                    4.41%      4.49%      4.45%

# of checking accounts           116,588    123,154    128,972

# of savings accounts             65,824     67,892     72,158

In-Store Performance Analysis ($ in Thousands)


                           2Q '00      3Q '00      4Q '00
                          Projected   Projected   Projected

Fee income                 $5,750      6,450       6,900

# of checking accounts    140,500    151,000     161,500

# of savings accounts      71,050     72,940      74,830

Many CEO's of other leading thrifts also believe that supermarket banking enhances the value of their franchise

TCF Financial ! William A. Cooper, Chairman & CEO

"Our emerging (supermarket banking business has) started to make significant contributions and will be an engine of growth in future years. These branches produced 76% of the checking account growth in 1999. Consumer loans originated in supermarket branches now total $192.9 million, a growth rate of 78% this year."

People's Bank ! John A. Klein, President & CEO

"The supermarket offices saw substantial growth, with deposits up
24% since year-end 1998 ... (and) is designed to capitalize on the continuing shifts in the competitive landscape in Connecticut."

Bank United ! Barry Burkholder, Chairman, President & CEO

"The new in-store, 'seven-day' banking centers have given the Company the opportunity to significantly increase our presence in these growing markets faster and for much less cost than building traditional de novo branches. Additionally, these branches benefit from high consumer traffic ..."

Charter One ! Charles J. Koch, Chairman & CEO

"Our supermarket strategy is a natural complement to the alternative delivery channels for banking that we have already established for our growing customer base ! namely ATM, debit card and home banking access.